UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2014

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)Amendments to By-Laws

On June 4, 2014, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac’s prior by-laws, dated December 4, 2013, as described below:

Article V, Section 10 of the By-Laws (Board of Directors; Standing Committees) was amended to add the newly-established Risk Committee of the Board as a standing committee of the Board, and to merge the functions of the Credit Committee and the Marketing Committee, both standing committees of the Board prior to June 4, 2014, into the newly-established Credit and Business Development Committee, also a standing committee of the Board.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through June 4, 2014, filed as Exhibit 3.1 to this report and incorporated by reference herein in its entirety.

Item 5.07    Submission of Matters to a Vote of Security Holders

Farmer Mac held its Annual Meeting of Stockholders on June 5, 2014.  At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director identified in Farmer Mac’s Proxy Statement and on the ballot; (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in Farmer Mac’s Proxy Statement in a “say-on-pay” vote.  Shares were voted on these three items as set forth below.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	652,569	90,738
James R. Engebretsen	650,769	90,738
Dennis A. Everson	652,469	90,738
Mitchell A. Johnson	649,769	90,738
Clark B. Maxwell	651,269	90,738

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	506,452	None
Douglas L. Flory	423,520	None
Thomas W. Hill	507,290	None
James B. McElroy	506,452	None
Douglas E. Wilhelm	507,290	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders to be held in June 2015:  Dennis L. Brack, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Douglas L. Flory, Thomas W. Hill, Mitchell A. Johnson, Clark B. Maxwell, James B. McElroy, and Douglas E. Wilhelm.

In addition to the ten directors elected at the Annual Meeting of Stockholders on June 5, 2014, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  Lowell L. Junkins (Chairman), Myles J. Watts (Vice Chairman), Chester J. Culver, Sara L. Faivre-Davis, and Bruce J. Sherrick.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2014

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,233,984
Against	400
Abstain	800
Broker Non-Votes	None

Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Listed below are the final results for the stockholder say-on-pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	926,934
Against	9,676
Abstain	207,836
Broker Non-Votes	90,738

Farmer Mac intends to hold future advisory say-on-pay votes every year.  Farmer Mac’s Board may re-evaluate this determination after the next stockholder vote on the frequency of say-on-pay votes.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through June 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: June 9, 2014

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